                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)     November 2, 1998
                                                 -----------------------


                     Advance Stores Company, Incorporated
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            (Exact name of registrant as specified in its charter)

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
    Virginia                      333-56013                      54-0118110
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
(State or other                 (Commission                   (I.R.S. Employer
  jurisdiction                  File Number)                 Identification No.)
of incorporation)
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5673 Airport Road, Roanoke, Virginia                                    24012
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code  (540) 362-4911
                                                    ----------------------------

                                Not applicable
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        (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On November 2, 1998, the Registrant's wholly-owned subsidiary, Advance Acquisition Corporation, a Delaware corporation ("AAC"), completed the acquisition of Western Auto Supply Company, a Delaware corporation ("Western Auto"), pursuant to the terms of an Agreement and Plan of Merger entered into on August 17, 1998 (as amended, the "Merger Agreement") by and among the Registrant, AAC, Western Auto, Sears, Roebuck and Co., a New York corporation ("Sears"), Western Auto Holding Co., a Delaware corporation ("WAHC"), and a wholly-owned subsidiary of Sears and the parent of Western Auto, Advance Holding Corporation ("Holding"), a Virginia corporation and the parent of the Registrant, and certain shareholders of Holding. Pursuant to the terms of the Merger Agreement, Western Auto merged with and into AAC, with AAC as the surviving corporation (the "Merger"). For its shares in Western Auto, WAHC received total consideration consisting of: (i) cash in the amount of $175.0 million; (ii) 11,474,606 shares of Class A common stock of Holding ("Holding Common Stock"); and (iii) that portion of the loss sharing arrangement relating to Western Auto's Credit Card Portfolio (as defined in the Merger Agreement), if any, payable after the Merger following the sale of the Credit Card Portfolio, not to exceed $10.0 million.

          The acquisition was funded with (i) $175.0 million in cash and (ii) 11,474,606 shares of Holding Common Stock. The $175.0 million in cash and transaction costs were funded through (a) the funding of approximately $90.0 million pursuant to a new deferred senior secured term loan under the Amended and Restated Credit Facility, dated as of October 19, 1998, by and among the Registrant, Holding, the Lenders party thereto, The Chase Manhattan Bank, Chase Securities Inc., DLJ Capital Funding, Inc. and First Union National Bank, (b) $70.0 million in cash from the gross proceeds of the sale of Holding Common Stock and (c) cash on hand.

          The Western Auto purchase price was arrived at by means of arm's length bargaining among the parties to the Agreement. Prior to the Merger, there was no material relationship between Sears, WAHC or Western Auto (including their officers, directors and stockholders) and the Registrant, Holding or AAC or any of their affiliates, or any director or officer of the Registrant, Holding or AAC, or any associate of any such officer or director.

          (b) Western Auto is a specialty retailer of automotive parts and accessories and also supplies wholesale goods to independently owned and operated Western Auto dealers. As of October 31, 1998, the closing date for economic and accounting purposes only, Western Auto operated approximately 612 stores in the United States under the name "Parts America," and 36 stores in Puerto Rico, two stores in the U.S. Virgin Islands and two specialty stores under the name "Western Auto," all of which provide service and parts sales. Western Auto also operates four distribution centers. AAC intends to convert the majority of Parts America stores to "Advance Auto Parts" stores over time, and to continue to run the wholesale supply operation and Puerto Rico, Virgin Islands and specialty stores under the "Western Auto" name.

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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of Western Auto required to be filed as part of this Report were filed with the Securities and Exchange Commission on October 6, 1998 as part of the Registrant's Amendment No. 2 to Registration Statement on Form S-4 (Registration Nos. 333-56013 and 333-56013-001), under the caption "Western Auto Supply Company and Subsidiaries Consolidated Financial Statements" and are incorporated herein by this reference.

          (b) PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required to be filed as part of this Report is attached hereto as Exhibit 99.1.

          (c) EXHIBITS.

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
          2.3 Amendment No. 1 to Agreement and Plan of Merger dated as of November 2, 1998 among the Registrant, Sears, WAHC, Western Auto, Holding, AAC and certain stockholders of Holding.

          4.3 Supplemental Indenture dated as of November 2, 1998 between Western Auto and United States Trust Company of New York, as trustee.

          10.31 Amended and Restated Stockholders Agreement dated November 2, 1998 among FS Equity Partners IV, L.P., Ripplewood Partners, L.P., Ripplewood Advance Auto Parts Employee Fund I L.L.C., Nicholas F. Taubman, The Arthur Taubman Trust dated July 13, 1964, WA Holding Co. and Holding.

          10.32 Amended and Restated Credit Agreement dated as of October 19, 1998 among Holding, the Registrant, the lenders party thereto, The Chase Manhattan Bank ("Chase"), Chase Securities Inc., DLJ Capital Funding, Inc. and First Union National Bank.

          10.33 Pledge Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, Holding, the Subsidiary Pledgors listed therein and Chase, as collateral agent.

          10.34 Guarantee Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among Holding, the Subsidiary Guarantors listed therein and Chase, as collateral agent.

          10.35 Indemnity, Subrogation and Contribution Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, Holding, the Guarantors listed therein and Chase, as collateral agent.
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

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
          10.36 Security Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, Holding, the Subsidiary Guarantors listed therein and Chase, as collateral agent.

          23.1   Consent of Deloitte & Touche LLP.

          99.1   Pro Forma Financial Information.
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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  November 17, 1998


                              ADVANCE STORES COMPANY INCORPORATED


                              By:     /s/ J. O'Neil Leftwich
                                    --------------------------------------------
                                    J. O'Neil Leftwich
                                    Senior Vice President and
                                    Chief Financial Officer

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